UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  October 28, 2013
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 30, 2013, Diebold, Incorporated (the “Company”) issued a news release announcing its results for the third quarter of 2013. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.06 Material Impairments
In connection with the preparation of the Company’s financial statements for the quarter ended September 30, 2013, and subsequent to consultation with the Company’s Audit Committee on October 29, 2013, management concluded that the Company’s goodwill within its Brazil reporting unit should be partially impaired, and the Company recorded a pre-tax, non-cash impairment charge of $70 million during the third quarter.  The goodwill impairment charge is the result of a deteriorating macro-economic outlook, structural changes to an auction-based purchasing environment and new competitors entering the market over the past several quarters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 28, 2013, Bradley C. Richardson provided notice to the Company that he will resign effective as of the end of business on November 5, 2013 from his positions as Executive Vice President and Chief Financial Officer of the Company. Mr. Richardson is resigning in order to pursue other opportunities. Mr. Richardson’s resignation is not the result of a disagreement with the Company or the Company’s Board of Directors or of any matter relating to the Company’s operations, financial statements, policies or practices.
The Company is actively pursuing a qualified candidate to serve as Chief Financial Officer. Until that position is filled, effective as of November 6, 2013, Christopher A. Chapman, the Company’s Vice President, Global Finance, will serve as the Company’s principal financial officer as that position relates to the Company’s annual and quarterly filings with the Securities and Exchange Commission. Mr. Chapman, age 39, previously served as Vice President, Controller, International Operations of the Company from 2004 until February 2010 when he was elected as Vice President, Global Finance.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	News release of Diebold, Incorporated dated October 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
October 30, 2013	By:	/s/ Christopher Macey
		Name:	Christopher Macey
		Title:	Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit
Number	Description
99.1	News release of Diebold, Incorporated dated October 30, 2013